Deposit for Acquisition Textblock	12 Months Ended
Jun. 30, 2011
Deposit for Acquisition [Abstract]
Deposit for Acquisition [Text Block]
13.	Deposit for Acquisition

Pursuant to an acquisition agreement dated April 22, 2010, the Company would acquire 55% equity interest in HongAo for a cash consideration of $2.7 million. HongAo is a leading comprehensive technology solution and service provider focused on energy-saving and pollution-reducing solutions for the thermal power generation industry in China. The acquisition is expected to be completed in the next fiscal year. As of June 30, 2010, the Company had paid a cash deposit of $1,340,029 for this acquisition. The acquisition was completed in October 2010 (Note 4).